                                                                    Exhibit 10.4

                         DISTRIBUTION SERVICES AGREEMENT

                                 BY AND BETWEEN

                                  ZENGINE, INC.

                                       AND

                        MIAMI COMPUTER SUPPLY CORPORATION

                          DATED AS OF: OCTOBER 1, 1999

                              TABLE OF CONTENTS

                                                                                PAGE

Recitals .........................................................................1

Section 1    Services ............................................................1

Section 2    Compensation ........................................................3

Section 3    Term ................................................................4

Section 4    Sales Tax ...........................................................4

Section 5    Insurance; Standard of Care .........................................4

Section 6    Directors and Officers of MCSC and Zengine ..........................5

Section 7    Liability; Indemnification ..........................................5

Section 8    Non-Exclusivity .....................................................5

Section 9    Restrictive Covenants ...............................................6

Section 10   Trademark............................................................6

Section 11   Warranties ..........................................................6

Section 12   Termination .........................................................7

Section 13   Confidentiality .....................................................7

Section 14   Miscellaneous .......................................................8


Signatures ......................................................................11



                         DISTRIBUTION SERVICES AGREEMENT


         This DISTRIBUTION SERVICES AGREEMENT (this "Agreement") is effective as of the 1st day of October, 1999 by and between Miami Computer Supply Corporation, an Ohio corporation ("MCSC"), and Zengine, Inc., a Delaware corporation ("Zengine"), individually a "party," and collectively, the "parties."

                                    RECITALS

         WHEREAS, Zengine is issuing shares of its Common Stock, no par value per share ("Common Stock"), to the public in an offering (the "Initial Public Offering") registered under the Securities Act of 1933, as amended;

         WHEREAS, MCSC beneficially owns a majority of the issued and outstanding Zengine Common Stock;

         WHEREAS, MCSC has heretofore directly or indirectly provided certain purchasing, storage, shipping and other transaction management services to Zengine;

         WHEREAS, on the terms and subject to the conditions set forth herein, Zengine desires to retain MCSC as an independent contractor to provide, directly or indirectly, certain of those services to Zengine as of the effective date hereof; and

         WHEREAS, on the terms and subject to the conditions set forth herein, MCSC desires to provide, directly or indirectly, such services to Zengine.

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

SECTION 1.  SERVICES

         (a) On the terms and subject to the conditions of this Agreement and in consideration of the payment described in Section 2, below, MCSC hereby agrees to provide to Zengine, or procure the provision to Zengine of, and Zengine agrees to purchase from MCSC, the following services: (i) sale of certain products to Zengine or to Zengine's clients as MCSC may have in its inventory, from time to time; (ii) receipt of inventory for or from Zengine's clients or from third party suppliers or vendors for Zengine's clients; (iii) the storage and warehousing of inventory for or on behalf of Zengine's clients; (iv) purchase and inventory management services (including the sourcing of product);
(v) the picking, packaging and shipping (via third party carriers, including the U.S. Postal Service, UPS, Federal Express and others) of inventory for Zengine or Zengine's clients (whether

Distribution Services Agreement
Page 2

such inventory is purchased from MCSC or from third party suppliers or vendors and just warehoused by MCSC); (vi) product return administration; (vii) the provision of real time information regarding purchases, inventory, purchase orders, shipment tracking and product returns; and (viii) call center administration relating to product purchases by Zengine's clients' customers (the "Services"). Services shall be performed by MCSC at the request of Zengine from time to time and may include some or all of the Services listed above.

         (b)(i) In order to provide its Services to Zengine, MCSC will rely upon information provided to it by Zengine. Zengine will provide MCSC all information necessary for MCSC to perform its obligations hereunder, including information relating to product orders, customer information, costs, pricing, documentary requirements, technical information, call center scripts or guidelines, customer and credit guidelines and limits, sales tax informtaion, returns criteria or policies and similar information MCSC has no responsibility with respect to the adequacy, accuracy or validity of any of the information, guidelines, limits or criteria provided by Zengine to it hereunder. In performing the Services hereunder, MCSC shall act in accordance with, and shall be entitled to rely upon, the instructions and authorizations (whether written or oral) received from Zengine, without investigation, including all customer, credit, shipping, allocation, pricing and other information and instructions as shall be provided by Zengine hereunder. In connection therewith, MCSC shall permit Zengine to connect into MCSC's J.D. Edwards enterprise resource planning network on terms and conditions as agreed to by the parties from time to time.

                  (ii) MCSC will establish and maintain methods of reporting to Zengine such reports and in such formats as shall be mutually agreed, including but not limited to, reports of perpetual inventory located at MCSC warehouses, product shipped, actual sales and order history of each customer.

                  (iii) MCSC shall maintain accurate records and accounts of all transactions relating to the Services performed by it pursuant to this Agreement. Such records and accounts shall be maintained separately from MCSC's own records and accounts. Zengine shall have the right to inspect and copy, upon reasonable notice and at reasonable intervals during MCSC's regular office hours, the separate records and accounts maintained by MCSC relating to the Services.

Distribution Services Agreement
Page 3

SECTION 2. COMPENSATION.

         (a) In consideration of the Services to be provided by MCSC, Zengine shall pay to MCSC an amount equal to three percent (3%) of the total gross revenues (as determined in accordance with generally accepted accounting principles) that Zengine receives for any product orders fulfilled wholly or partially by MCSC. If product is purchased from MCSC, Zengine shall pay to MCSC MCSC's actual cost of the product (excluding rebates or other credits) plus the actual cost of freight-in to MCSC as charged to MCSC by its vendor or supplier. Zengine shall report all transactions subject to this Agreement to MCSC within five (5) business days after the end of each month in such detail as the parties may agree from time to time and all such reports shall be accurate and complete. All such payments shall be payable in arrears each month that Zengine receives gross revenues, on or before the twentieth (20th) day of each month by check, wire transfer or the netting of accounts payable and accounts receivable between the parties, as the parties may agree from time to time. If the parties cannot agree on a netted amount for a particular month, such month's payment shall be made by check. If Zengine fails to pay any monthly payment within ninety (90) days of the date it is due hereunder, Zengine shall be obligated to pay, in addition to the amount due, interest on such amount at the rate of 0.5% per month from the relevant due date through the date of payment.

         (b)(i) Zengine promptly will reimburse MCSC for any freight costs "out" to persons who have purchased product and for any freight costs "in" incurred for product returns, except for returns of Defective Products, Unmerchandisable Products (if shipped in that condition by MCSC), Damaged Products (if improperly packaged by MCSC) and/or product shipped erroneously to customers (collectively, "Free Return Products"). MCSC promptly will issue a credit to Zengine equal to the charge for shipment from customers to MCSC by the means used by the customer of Free Return Products and MCSC will be responsible for freight costs to ship replacement product to customers for Free Return Products. As used in this
Agreement: (i) "Defective Products" means products which contain manufactured defects which prevent them from being used for their intended purpose; (ii) "Damaged Products" means products which are damaged during shipment to customers which prevent them from being used for their intended purpose; and (iii) "Unmerchandisable Products" means products which are shopworn and/or soiled.

                  (ii) The risk of parcel loss or damage shall pass from MCSC to Zengine when the product is delivered to third party carriers for shipment to customers. Zengine may pass such risk of loss to its clients pursuant to its agreements with such clients. Title to product shall transfer from MCSC to the customer (or to Zengine's client based on Zengine's agreements with third parties) when the product is delivered to the third party carrier for shipment to the customer. Zengine will be liable for any product which is damaged, lost and/or misdirected by the third party carrier and/or refused by customers and will issue a credit to MCSC therefor.

Distribution Services Agreement
Page 4

SECTION 3. TERM.

         This Agreement will begin on October 1, 1999, the effective date hereof (the "Effective Date") and will expire on the second anniversary of the Effective Date, unless renewed or extended by the mutual agreement of the parties (the "Initial Term"). This Agreement may be renewed at the option of either MCSC or Zengine for an additional two (2) year term (a "Renewal Term," and with the Initial Term, the "Term") after the Initial Term, and the renewing party shall provide to the other party written notice of such renewal on or prior to the sixtieth (60th) day prior to the last day of the Initial Term. Failure to provide such renewal notice shall result in automatic termination of this Agreement effective as of the day after the last day of the Initial Term, unless the Parties otherwise agree.

SECTION 4. SALES TAX.

         MCSC shall have no liability for the payment, collection or remittance to the proper authorities of any sales tax, use tax or other tax arising from the sale of product to Zengine or to Zengine's clients or to Zengine's clients' customers, the storage of product in the MCSC warehouses or the shipment of product to or from any jurisdiction, and Zengine shall indemnify and hold harmless in respect thereof (including any costs incurred by MCSC in connection with any audit or inquiry of any taxing authority). Zengine is responsible to determine the applicable taxing jurisdictions arising in connection with the sale of product and for providing MCSC with copies of any resale certificates or other documentation as may be required by MCSC to perform its services hereunder.

SECTION 5.  INSURANCE; STANDARD OF CARE.

         (a) MCSC shall provide insurance for all product stored in the MCSC warehouses. Such insurance (which may include self-insurance) shall cover damage, destruction, theft and other risks to the product until such product is delivered to the carrier. Neither Zengine nor any Zengine client shall be an insured under MCSC's insurance policies or a third party beneficiary thereof without the prior written consent of MCSC, in its sole discretion. Upon Zengine's request, MCSC shall provide Zengine with a certificate of insurance and, upon request, will provide for not less than ten (10) days' prior notice of nonrenewal or cancellation.

         (b) MCSC shall perform its Services hereunder with the ordinary level of care it provides to its other customers. In the event of any loss or damage to product arising from the failure of MCSC to provide such level of care, MCSC shall, as its sole liability, reimburse Zengine for the actual cost of such lost or damaged product.

Distribution Services Agreement
Page 5

SECTION 6. DIRECTORS AND OFFICERS OF ZENGINE AND MCSC.

         Nothing contained in this Agreement shall be deemed to relieve the officers and directors of Zengine from the performance of their duties or limit the exercise of their powers in accordance with Zengine's Certificate of Incorporation (as amended) or the laws of the State of Delaware. The services of MCSC's officers and employees which are rendered to Zengine under this Agreement shall at all times be in accordance with the instructions of Zengine's officers.

SECTION 7.  LIABILITY; INDEMNIFICATION.

         (a) MCSC shall have no liability whatsoever to Zengine for any error, act or omission in connection with the Services to be rendered by MCSC to Zengine hereunder unless any such error, act or omission is attributable to MCSC's misconduct or negligence.

         (b) Zengine agrees to indemnify, defend and hold MCSC, its directors officers, agents and employees harmless from and against and in respect of any and all costs, expenses (including without limitation, attorneys' fees and litigation and investigation costs), losses, damages and claims, as incurred, arising from, in connection with or relating to (i) the Services to be rendered under this Agreement (except where such loss, damage or claim is finally determined by a court of competent jurisdiction to have been caused directly by MCSC's negligence or misconduct), or (ii) any breach of this Agreement; provided, however, that, notwithstanding anything contained herein, Zengine shall not be liable for indirect, incidental or consequential damages of any kind (even if advised of the possibility or likelihood thereof) or any punitive damages in connection with any claim or matter arising under or in connection with this Agreement.

         (c) MCSC agrees to indemnify, defend and hold Zengine, its directors, officers, agents and employees harmless from and against and in respect of any and all costs, expenses (including without limitation, attorneys' fees and litigation and investigation costs), losses, damages and claims, as incurred, arising from, in connection with or relating to (i) any loss, damage or claim which is finally determined by a court of competent jurisdiction to have been caused directly by MCSC's negligence or misconduct, or (ii) any breach of this Agreement by MCSC; provided, however, that notwithstanding anything contained herein, MCSC shall not be liable for indirect, incidental or consequential damages of any kind (even if advised of the possibility or likelihood thereof) or any punitive damages in connection with any claim or matter arising under or in connection with this Agreement. The provisions of this Section shall survive any termination or non-renewal of this Agreement.

SECTION 8. NON-EXCLUSIVITY.

         (a) Nothing in this Agreement shall limit or restrict the right of any of MCSC's directors, officers or employees to engage in any other business or devote their time and attention in part to the management or other aspects of any other business, whether of a similar nature, or to limit or

Distribution Services Agreement
Page 6

restrict the right of MCSC to engage in any other business or to render services of any kind to any corporation, firm, individual, trust or association.

         (b) From time to time, Zengine may find it necessary or desirable either to enter into agreements covering services of the type contemplated by this Agreement to be provided by parties other than MCSC or to enter into other agreements covering functions to be performed by MCSC hereunder. Nothing in this Agreement shall be deemed to limit in any way the right of Zengine to acquire such services from others or to enter into such other agreements; provided that in no such event shall the fees to be paid to MCSC pursuant to Section 2 hereof be reduced on account thereof unless this Agreement is terminated.

SECTION 9.  RESTRICTIVE COVENANTS.

         (a) Zengine covenants and agrees that, during the Term of this Agreement, it will not, on its own behalf, engage in the business of selling or distributing, on a retail basis, any product now sold, or sold during the Term of this Agreement, by MCSC.

         (b) MCSC covenants and agrees that, during the Term of this Agreement, it will not, on its own behalf, engage in the business of providing e-commerce solutions similar to those provided by Zengine from time to time.

SECTION 10.  TRADEMARK.

         MCSC represents that it has a valid and effective license and right to use all trademarks, service marks, tradenames and logos which appear on the product and to sell the product to Zengine and to Zengine's clients' customers and to its other customers and shall continue to have such rights during the term of this Agreement, free of any claim of infringement or unlawful use, and MCSC shall indemnify and hold Zengine harmless in respect of all matters arising in connection therewith.

SECTION 11.  WARRANTIES.

         Except as expressly set forth herein, no party makes any representation or warranty of any kind. MCSC warrants that it has good title to the products purchased from its inventory by Zengine, Zengine's clients or Zengine's clients' customers and to be delivered to Zengine or to Zengine's clients or to Zengine's clients' customers pursuant to this Agreement. EXCEPT FOR THE FOREGOING WARRANTY, THERE ARE NO OTHER EXPRESS WARRANTIES, AND THERE ARE NO IMPLIED WARRANTIES. EXPRESSLY EXCLUDED ARE ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY MCSC OR ITS AGENTS OR EMPLOYEES WILL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THE FOREGOING WARRANTY. This Section shall survive the termination or expiration of this Agreement.

Distribution Services Agreement
Page 7

SECTION 12.  TERMINATION.

         (a) Either party may terminate this Agreement upon the occurrence of an Event of Default by the other party. An "Event of Default"A is hereby defined to mean the defaulting party's failure to cure, (i) within thirty (30) days after receipt of written notice from the non-defaulting party, any of the following:
(i) failure of the defaulting party to observe or perform any material condition or obligation imposed under this Agreement on the defaulting party not relating to the payment of money, (ii) material breach of any warranty made by the defaulting party under this Agreement, (iii) filing of a voluntary petition in bankruptcy or having a involuntary petition filed against it, the appointment of a receiver or trustee, the execution of an assignment for the benefit of creditors; and (iv) within ninety (90) days after receipt of written notice from the non-defaulting party of the failure of the defaulting party to make any payments when due hereunder. The option to terminate this Agreement shall be in addition to, and not in lieu of, any other remedy available to the terminating party under this Agreement or at law or equity, all such remedies being cumulative.

         (b) Termination of this Agreement upon either party's default, or the expiration of this Agreement will not affect:

                  (i) the rights of either party with respect to any breach of this Agreement;

                  (ii) the obligations of either party already accrued prior to the effective date of expiration or termination (including obligations with respect to returned product); or

                  (iii) those obligations of the parties that, by their terms, survive termination or expiration of this Agreement.

SECTION 13.  CONFIDENTIALITY.

         (a) The parties acknowledge that each may be exposed to confidential information and trade secrets relating to the other party's business or the business of Zengine's clients under this Agreement, including, but not limited to, the terms of this Agreement, quantities of products, dollar volumes, revenues of products, customer information, wholesale prices and similar information. The parties agree that, during the term of this Agreement, and for a period of five (5) years after the date of expiration or termination (unless a shorter date is agreed to by the parties), neither party will disclose to any third party any confidential information without the prior written consent of the other party, except to employees, agents, auditors, contractors, directors and similar entities as long as such third parties agree to be bound by the confidentiality provisions hereof. Except as expressly provided herein, neither party will use, disclose or transfer the trade secrets of the other party so long as such information constitutes a trade secret under applicable law. MCSC shall also comply with confidentiality agreements signed by Zengine with its clients and noticed to MCSC in writing. The confidentiality obligations between the parties will not apply to any information (a) which is in the

Distribution Services Agreement
Page 8

public domain or which becomes part of the public domain through no fault of the receiving party; (b) which is known to the receiving party prior to the disclosure thereof by the disclosing party (as established by documentary evidence); (c) which is lawfully received by the receiving party from a third party who provided such information without breach of any separate confidentiality obligation owed to the disclosing party; or (d) which is independently developed by personnel having no access to the disclosing party's confidential information (as established by documentary evidence). Notwithstanding the foregoing, the parties agree that either party may describe the terms, and include a copy, of this Agreement and the exhibits hereto in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, provided that the parties shall cooperate as to any Request for Confidential Treatment of certain mutually agreed upon portions of this Agreement from the Securities and Exchange Commission.

SECTION 14.  MISCELLANEOUS.

         (a) Neither party will be liable for any failure to perform, or delay in the performance of, any of its obligations hereunder (nor will the same constitute an Event of Default) if and to the extent the failure or delay is caused, directly or indirectly, by events beyond its control, such as acts of God, acts of the public enemy, acts of any governmental body in its sovereign or contractual capacity, fires, floods, earthquakes, epidemics, quarantine restrictions, strikes or other labor disputes, freight embargoes, and/or unusually severe weather. Lack of funds by either party will not excuse its timely performance of its obligations hereunder. In the event of an occurrence described in the first sentence, the non-performing party affected will be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and if the party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay.

         (b) This Agreement shall be construed in accordance with the laws of the State of Ohio, without giving effect to the conflict of laws provisions thereof.

         (c) No representation, promise, inducement or agreement relating to the transactions contemplated by this Agreement has been made by either party that is not set forth in this Agreement, and neither party shall be bound by or liable for any representation, promise, inducement or agreement not so set forth.

         (d) All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or one (1) business day after delivery by national overnight courier service, or by telecopier transmission with acknowledgment of transmission receipt, or three (3) business days after deposit with the U.S. Postal Service, via certified or registered mail, return receipt requested, in each case addressed as follows:

Distribution Services Agreement
Page 9

                           If to Zengine:

                               Zengine, Inc.
                               6100 Stewart Avenue
                               Fremont, California 94538
                               Telephone:       (510) 650-6400
                               Facsimile:       (510) 651-3200
                               Attn.:           Joseph M. Savarino, President

                           If to MCSC:

                               Miami Computer Supply Corporation
                               4750 Hempstead Station Drive
                               Dayton, Ohio 45429
                               Telephone:       (937) 291-8282
                               Facsimile:       (937) 291-8298
                               Attn.:           Michael E. Peppel, President

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. All notices given by courier or by telecopy will be deemed received at the notice address and all notices given by registered or certified mail will be deemed delivered five (5) days after deposit with the U.S. Postal Service. Either party may change its notice address from time to time by notification in writing to the other party, however any such notification will not be deemed given until actually received by the recipient party.

         (e) The waiver or failure of either party to exercise in any respect any right provided for herein will not be deemed a waiver of any further right hereunder.

         (f) The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective successors and assigns. Neither party hereto shall assign its rights or obligations hereunder without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld, conditioned or delayed. Nothing herein is intended to benefit any third party not otherwise described herein.

         (g) Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture of or between Zengine and MCSC, or to create any other relationship between the parties other than that of independent contractors. When MCSC's employees act under the Terms of this Agreement, they shall be deemed at all times to be under the supervision and responsibility of MCSC; and no person employed by MCSC and acting under the terms of this Agreement shall be deemed to be acting as agent or employee of Zengine or any client of Zengine for any purpose whatsoever.

Distribution Services Agreement
Page 10

         (h) The captions used herein are for convenience of reference only and are not part of this Agreement, and shall in no way be deemed to define, limit, describe, or modify the meaning of any provision of this Agreement.

         (i) Any and all disputes arising hereunder shall, upon the request of either party, be submitted to binding arbitration in Dayton, Ohio. In accordance with the rules and regulations of the American Arbitration Association and each party agrees that (i) all notices and service of process in respect thereof may be delivered or served at the address for notice set forth herein, (ii) each party consents and submits to the jurisdiction of said arbitration and to the state and federal courts of the State of Ohio for the purpose of enforcing the provisions of this Agreement and entering a judgment in respect thereof and
(iii) the foregoing shall not preclude the joinder of any party in respect of any third party claim or the pursuit of equitable remedies.

         (j) If any term or provision of this Agreement or applications thereof to any person or circumstances is, to any extent, held to be invalid or unenforceable, the remaining terms and provisions of this Agreement will be unimpaired, and the invalid or unenforceable provision will be replaced by a mutually acceptable valid legal and enforceable provision that is closest to the original intention of the parties.

         (k) This Agreement contains and embodies the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise between the parties not contained in this Agreement, if any, will be of any force or effect. This Agreement may not be modified or changed, in whole or in part, in any manner other than by an agreement in writing duly signed by both parties.

         (l) This Agreement may be signed in counterparts both of which taken together shall be deemed one original. Telecopied facsimiles of a signed counterpart of this Agreement from one party to the other will be deemed to be delivery of a signed counterpart by the party sending the telecopied facsimile.


            [The remainder of this page is intentionally left blank.]

Distribution Services Agreement
Page 11

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written on the date written below.




                                            ZENGINE, INC.



                                            By:      /s/ JOSEPH M. SAVARINO
                                                    ---------------------------

                                            Name:    JOSEPH M. SAVARINO
                                                    ---------------------------

                                            Title:   PRESIDENT AND CEO
                                                   ----------------------------

                                            Date:    February 29, 2000


                                            MIAMI COMPUTER SUPPLY CORPORATION



                                            By:      /s/ MICHAEL E. PEPPEL
                                                    ---------------------------

                                            Name:    MICHAEL E. PEPPEL
                                                   ----------------------------

                                            Title:   CHIEF EXECUTIVE OFFICER
                                                   ----------------------------

                                            Date:    February 29, 2000